UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015

Advanced Photonix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11056	33-0325826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2925 Boardwalk Drive

Ann Arbor, Michigan 48104

 (Address of principal executive offices, including zip code)

 (734) 864-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On May 8, 2015, API Merger Sub, Inc., a Delaware corporation (“Purchaser”), completed its merger (the “Merger”) with and into Advanced Photonix, Inc., a Delaware corporation (the “Company”), as result of which the Company has been acquired by, and is wholly owned by, Luna Innovations Incorporated, a Delaware corporation (“Luna”). The Merger was effected pursuant to an Agreement and Plan of Merger and Reorganization, dated as of January 30, 2015 (“Merger Agreement”), by and among Luna, Purchaser and the Company. The Merger became effective at 12:36 P.M. Eastern Time on May 8, 2015 (the “Effective Time”).

Section 2 — Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, on May 8, 2015, Purchaser merged with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Luna. Pursuant to the Merger Agreement, (i) each outstanding share of the Company’s Class A common stock (the “Common Stock”), par value $0.001 per share (each a “Share”), was converted into the right to receive 0.31782 of a share of Luna common stock, par value $0.001 par value per share (the “Exchange Ratio”), (ii) each outstanding option to purchase the Company’s Common Stock, whether or not vested, was converted at the Exchange Ratio and became an option to purchase Luna common stock, (iii) each share of the Company’s restricted Common Stock outstanding immediately prior to the Effective Time was converted at the Exchange Ratio and became Luna restricted common stock; and (iv) except for the warrants with Silicon Valley Bank, Partners for Growth III, L.P., and PFG Equity Investors, LLC, the terms of which provide that the warrants may be exchanged, at the option of the holder, for a cash sum payment from the combined company after the Merger not to exceed $250,000 in the aggregate, the Company warrants outstanding immediately prior to the Effective Time were assumed or substituted by Luna in accordance with the terms of such Company warrant and became a warrant to purchase the number of Luna common stock, with appropriate adjustments made to the exercise price, number of shares and other terms of the options to reflect the Merger and the Exchange Ratio (the “Merger Consideration”).

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference to Exhibit 2.1 to this Current Report on Form 8-K. A copy of the press release issued by Luna on May 8, 2015 to announce the completion of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 3 — Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, the Company no longer fulfills the numerical listing requirements of the NYSE MKT. Accordingly, on May 8, 2015, the Company notified NYSE MKT that each outstanding share of Common Stock was converted in the Merger into the Merger Consideration and requested that NYSE MKT file with the Securities and Exchange Commission (“SEC”) an application on Form 25 to delist and deregister the shares of Common Stock, which was filed on May 11, 2015. Trading of the Common Stock on NYSE MKT was suspended as of the opening of trading on May 11, 2015. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the shares of Common Stock and the suspension of the Company’s reporting obligations under the Securities Exchange Act of 1934, as amended.

Item 3.03 Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, each outstanding share of Common Stock was converted in the Merger into the right to receive the Merger Consideration. Upon the Effective Time, the Company’s stockholders immediately prior to the Effective Time ceased to have any rights as stockholders in the Company (other than their right to receive the Merger Consideration) and accordingly no longer have any interest in the Company’s future earnings or growth. See the disclosure regarding the Merger Agreement and the Merger under Item 2.01 above for additional information, which is incorporated herein by reference.

Section 5 — Corporate Governance and Management

Item 5.01 Change in Control of Registrant.

As a result of the Merger, the Company became a wholly owned subsidiary of Luna. Luna financed the acquisition through cash on hand at Luna. See the disclosure regarding the Merger Agreement and the Merger under Item 2.01 above and Item 5.02 below for additional information, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, at and upon the Effective Time, all of the directors of the Company immediately prior to the Effective Time ceased to be directors of the Company and were replaced by Dale E. Messick, the sole director of Purchaser immediately prior to the Effective Time.

In connection with the Merger, at and upon the Effective Time, Richard D. Kurtz, the Company’s President and Chief Executive Officer (principal executive officer, principal financial officer and principal accounting officer), ceased to be an officer of the Company, and the officers of Purchaser immediately prior to the Effective Time became officers of the Company. As such, at and upon the Effective Time, Dale E. Messick became the Chief Executive Officer of the Company (principal executive officer, principal financial officer and principal accounting officer).

Information regarding the background of Mr. Messick is provided in the definitive joint proxy statement/prospectus, which was filed by the Company with the SEC on March 25, 2015 (the “Joint Proxy Statement/Prospectus”), which description is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation and the bylaws of the Company were amended and restated in their entirety in accordance with the terms of the Merger Agreement. A copy of the certificate of incorporation and the amended and restated bylaws of the Company are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 8, 2015, the Company held a special meeting of stockholders (the “Special Meeting”) to adopt the Merger Agreement and approve the transactions contemplated thereby. The proposals submitted to the Company’s stockholders at the Special Meeting were: (1) adoption of the Merger Agreement and approval of the transactions contemplated thereby (the “Merger Proposal”), and (2) the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes to approve the Merger Proposal (“Adjournment Proposal”).

The Merger Proposal and Adjournment Proposal are described in detail in the Joint Proxy Statement/Prospectus.

The Company’s stockholders voted to approve the Merger Proposal and the Adjournment Proposal. The voting results for each of the Merger Proposal and Adjournment Proposal, including the number of votes cast for and against, and the number of abstentions, are set forth below.

Merger Proposal

For	Against	Abstain
21,683,517	351,855	9,470

Adjournment Proposal

For	Against	Abstain
21,214,429	688,459	141,954

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of January 30, 2015, by and among Luna Innovations Incorporated (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on February 2, 2015).

3.1	Certificate of Incorporation of Advanced Photonix, Inc.
3.2	Amended and Restated Bylaws of Advanced Photonix, Inc.
99.1	Press Release issued by Luna Innovations Incorporated on May 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2015

ADVANCED PHOTONIX, INC.

By:	/s/ Dale E. Messick
	Name:	Dale E. Messick
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of January 30, 2015, by and among Luna Innovations Incorporated (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on February 2, 2015).

3.1	Certificate of Incorporation of Advanced Photonix, Inc.
3.2	Amended and Restated Bylaws of Advanced Photonix, Inc.
99.1	Press Release issued by Luna Innovations Incorporated on May 8, 2015.